--------------------------------------------------------------------------------

Chairman's Letter

--------------------------------------------------------------------------------

Dear Fellow Shareholders:

   The volitality of the stock market continued in the first 6 months of the year 2000. The new investment advisor to our fund made substantial changes in the structure of our portfolio. Among the additions made were, Cisco Systems, Sun Microsystems, Worldcom, Hewlett Packard, Applied Materials and Wal-Mart Stores.

   We believe that the addition of growth stocks such as the above to the portfolio will increase your opportunity for capital appreciation. The fund paid a capital gain dividend of $4.3990 per share in July.

   We appreciate your continued support and continue to believe the philosophy of remaining invested in a quality portfolio will be well rewarded.


/s/ Rudolph C. Sander
----------------------
Rudolph C. Sander

--------------------------------------------------------------------------------

President's Letter

--------------------------------------------------------------------------------

Dear Fellow Shareholders:

   The fiscal year ended June 30 was a year of great change, not only for the equity markets but for the Fund as well. Independence Capital Management took over responsibility for the Fund on January 1, 2000. Our objective from the outset has been to provide a Fund that was more reflective of the broad market in its holdings than was the case previously. We also have and will continue to strive for performance that is competitive with the major market averages. As you can imagine this has required a significant amount of change in the portfolio and is reflected in the increase in turnover of holdings for the year. One of our other goals in this process of change has been to minimize the tax impact of the changes for our shareholders subject to taxation. Much of the change to Independence Capital's investment approach has been accomplished in the first six months of our management and we look forward to providing a rewarding investment to our shareholders in the years to come.

   This was also a year of great change for the markets. Two of the four quarters posted declines, the September and June quarters for the Fund, with the December quarter producing a dramatic 14.9% advance for the S&P 500. For the fiscal year as a whole, the S&P 500 returned 7.2%. The most significant influence on the markets performance over the fiscal year was the Federal Reserve. The year began with Fed Funds at 4.9% and ended with the rate up to 7.0%. This aggressive tightening on the part of the Fed was aimed at slowing economic growth that threatened to revive inflation. The markets reacted violently on several occasions as perceptions as to the intentions of the Fed and issues of inflation changed. More optimism produced strong rallies including the December quarter surge. Stronger economic news and inflation fears produced sell-offs such as April's dramatic decline.

   During the year the Fund also struggled. The annual return of -12.0% is certainly disappointing in comparison to the S&P 500. However, for most of the year a better comparison for the Fund would be against Funds and indices more comparably positioned. The table below shows the Fund's return against not only the S&P 500, but also the Lipper Equity Income Index.

Total Returns for periods ended 6/30/00
---------------------------------------
                                                            Year-         12
                                                 Qtr       to-date      months
                                                ------------------------------
   Buttonwood Capital
   Appreciation                                 -5.9%       -6.4%       -12.0%
   S&P 500                                      -2.7%       -0.5%         7.2%
   Lipper Equity Income
   Index                                        -1.4%       -2.2%        -6.6%

  While this comparison provides some intellectual comfort, the absolute results are still not satisfactory. Having substantially repositioned the Fund as of June 30, we believe that in subsequent periods the S&P 500 will be a more appropriate and achievable benchmark for the Fund.

   With the experience of the past year and the first month of the current fiscal year it is easy to predict continued volatility in the markets. The Federal Reserve's intentions regarding interest rates remains the single most important variable in forecasting not only market direction but the likely winners as well. As we enter the September quarter, confidence that the economy is slowing and that further rate increases may be avoided has been shaken by a stronger than expected GDP report. This has aborted the June-July rally in the market. Such periods of rally and failure are likely until there is consistent evidence that the economy has slowed. Such evidence should be forthcoming as we move deeper into the year and we believe that it is prudent to position the portfolio for a period of slower economic growth.

   Our favorite companies are those that have produced a consistent record of earnings growth. This consistency comes from being able to generate earnings in a variety of different economic climates, not just one of accelerating growth. In 1999 and early in 2000 many companies were able to produce earnings results at or above expectations. Work we do indicates that positive earnings surprises exceeded negative ones by a factor of 5 to 1. With a slowing economy, we expect this relationship to return to a more normal 2 to 1. Identifying and owning companies able to produce in this environment will be the key to performance over the next several quarters.

   Thank you for your continued support of the Fund.

Sincerely,


/s/ Richardson T. Merriman
---------------------------
Richardson T. Merriman

FUND PROFILE
Buttonwood Capital Appreciation
As of June 30, 2000

Portfolio Characteristics
-------------------------
                                                            Buttonwood   S&P 500
                                                            ----------   -------
Price/Earnings Ratio                                           35.7x      25.3x
5 Yr EPS Growth                                                16.2%       9.0%
Price/Book Ratio                                                9.4x       5.0x
Return on Equity                                               19.7%      19.2%
Market Capitalization                                        $130.7B    $148.4B

Ten Largest Holdings (% of Common Stocks)
-----------------------------------------
Intel                                                           4.5%
American International Group                                    4.4
Merck                                                           4.1
Tyco International                                              4.0
Columbia Energy Group                                           4.0
Halliburton                                                     3.8
General Electric                                                3.7
Texas Instruments                                               3.7
Duke Energy                                                     3.7
MBNA                                                            3.6
--------------------------------------------------------------------------------
Top Ten                                                        39.5%

Sector Diversification (% of Common Stocks)
-------------------------------------------
                                                            Buttonwood   S&P 500
                                                            ----------   -------
Basic Materials                                                 2.2%       1.9%
Capital Goods                                                   7.7%       8.0%
Communication Services                                          0.0%       6.8%
Consumer Cyclicals                                              2.5%       7.4%
Consumer Staples                                                7.8%      10.3%
Energy                                                         10.4%       5.4%
Financials                                                     20.6%      12.7%
Health Care                                                    14.0%      11.6%
Technology                                                     27.1%      32.9%
Transportation                                                  0.0%       0.6%
Utilities                                                       7.7%       2.4%

      Comparison of $10,000 Investments in Buttonwood Capital Appreciation vs. the S&P 500 Index and the Lipper Equity Income Fund Index


              ---------------------------------------------------

                        BUTTONWOOD CAPITAL APPRECIATION
               Average Annual Total Returns for the periods ended
                                 June 30, 2000

                    1 Year          5 Years          10 Years
                    ------          -------          --------
                   -12.01%           10.45%           10.50%

              ---------------------------------------------------




                        Buttonwood         S&P 500         Lipper Eq Inc
                        ----------         -------         -------------
        6/30/90           10000             10000              10000
        6/30/91           10540             10735              10681
        6/30/92           11587             12175              12351
        6/30/93           14018             13833              14399
        6/30/94           13636             14025              14818
        6/30/95           16514             17680              17323
        6/30/96           20794             22262              20925
        6/30/97           27490             29991              26515
        6/30/98           32822             39027              32151
        6/30/99           30843             47913              35753
        6/30/00           27140             51383              33405

--------------------------------------------------------------------------------

                        BUTTONWOOD CAPITAL APPRECIATION
                       Schedule of Portfolio Investments
                                 June 30, 2000

--------------------------------------------------------------------------------
                                                          Number
                                                            of         Value
                                                          Shares      (Note A)
--------------------------------------------------------------------------------
COMMON STOCK - 95.8%
--------------------------------------------------------------------------------
Banking -- 5.6%
   Chase Manhattan Corporation ...............           22,500     $ 1,036,406
   First Union Corporation ...................           28,000         694,750
                                                                    -----------
                                                                      1,731,156
                                                                    -----------
Beverages -- 2.2%
   PepsiCo, Incorporated .....................           15,000         666,562
                                                                    -----------
Biotechnology -- 3.0%
   Amgen, Incorporated .......................           13,000         913,250
                                                                    -----------
Capital Goods -- 3.4%
   General Electric Corporation ..............           21,000       1,071,000
                                                                    -----------
Chemicals -- 2.1%
   DuPont (E.I.) De Nemours
     and Company .............................           15,000         656,250
                                                                    -----------

Computer Services -- 2.0%
   SunGard Data Systems,
     Incorporated** ..........................           20,000         620,000
                                                                    -----------
Computer/Peripherals -- 3.2%
   EMC Corporation ...........................           13,000       1,000,187
                                                                    -----------
Conglomerates -- 3.8%
   Tyco International Ltd ....................           25,000       1,184,375
                                                                    -----------
Consumer Products -- 3.4%
   CVS Corporation ...........................           15,000       1,062,187
                                                                    -----------
Cosmetics - Toiletry -- 1.9%
   Colgate-Palmolive Company .................           10,000         598,750
                                                                    -----------
Credit -- 3.5%
   MBNA Corporation ..........................           40,000       1,085,000
                                                                    -----------
Data Processing -- 2.1%
   Automatic Data Processing,
     Incorporated ............................           12,000         642,750
                                                                    -----------
Electronics -- 9.6%
   Applied Materials, Incorporated ...........            6,000         543,750
   Intel Corporation .........................           10,000       1,336,875
   Texas Instruments, Incorporated ...........           16,000       1,099,000
                                                                    -----------
                                                                      2,979,625
                                                                    -----------
Finance -- 6.5%
   Citigroup, Incorporated ...................           17,000       1,024,250
   Morgan Stanley Dean Witter &
     Company .................................           12,000         999,000
                                                                    -----------
                                                                      2,023,250
                                                                    -----------
Insurance -- 4.2%
   American International Group,
     Incorporated ............................           11,061       1,299,668
                                                                    -----------
International Oils -- 3.0%
   Exxon Mobil Corporation ...................           12,000         942,750
                                                                    -----------
Medical Supplies -- 3.2%
   Medtronic, Incorporated ...................           20,000         996,250
                                                                    -----------
Natural Gas -- 3.8%
   Columbia Energy Group .....................           18,000       1,181,250
                                                                    -----------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                        BUTTONWOOD CAPITAL APPRECIATION
                 Schedule of Portfolio Investments (Continued)
                                 June 30, 2000

--------------------------------------------------------------------------------
                                                          Number
                                                            of         Value
                                                          Shares      (Note A)
--------------------------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------------------------
Office Equipment -- 3.7%
   International Business Machines
   Corporation ...............................            6,000      $  657,375
   Xerox Corporation .........................           25,000         500,000
                                                                    -----------
                                                                      1,157,375
                                                                    -----------
Oil Equipment & Services -- 7.0%
   Halliburton Corporation ...................           24,000       1,132,500
   Schlumberger, Ltd .........................           14,000       1,044,750
                                                                    -----------
                                                                      2,177,250
                                                                    -----------
Pharmaceuticals -- 7.3%
   Merck & Co., Incorporated .................           16,000       1,226,000
   Pfizer, Incorporated ......................           22,000       1,056,000
                                                                    -----------
                                                                      2,282,000
                                                                    -----------
Retail Merchandising -- 2.4%
   Target Corporation ........................           13,000         754,000
                                                                    -----------
Telecommunications -- 5.4%
   Nokia Corporation -- Sponsored
     ADR .....................................           20,000         998,750
   Nortel Networks Corporation
     (Canada) ................................           10,000         682,500
                                                                    -----------
                                                                      1,681,250
                                                                    -----------
Utilities -- Electric -- 3.5%
   Duke Energy Corporation ...................           19,332       1,089,842
                                                                    -----------
TOTAL COMMON STOCK
   (Cost $21,462,345) ........................                       29,795,977
                                                                    -----------

--------------------------------------------------------------------------------
                                                       Principal
                                                        Amount
--------------------------------------------------------------------------------
CORPORATE BONDS -- 2.9%
--------------------------------------------------------------------------------
   Nextel Communications Senior
     Discount Notes
     5.250%, 01/15/2010
     (Cost $905,204) .........................       $  913,500     $   913,500
                                                                    -----------
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS -- 2.1%
--------------------------------------------------------------------------------
   Temporary Investment Fund .................          326,533         326,533
   Temporary Investment Cash Fund ............          326,533         326,533
                                                                    -----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $653,066) ...........................                          653,066
                                                                    -----------
TOTAL INVESTMENTS
   (Cost $23,020,615*) .......................           100.8%      31,362,543
Liabilities in excess of
   Other Assets ..............................            (0.8%)       (262,109)
                                                    -----------     -----------
Net Assets ...................................           100.0%     $31,100,434
                                                    ===========     ===========

* Aggregate cost for federal income tax purposes was $23,020,615. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Gross Appreciation ........................         $8,390,350
   Gross Depreciation ........................            (48,422)
                                                       ----------
     Net Appreciation ........................         $8,341,928
                                                       ==========
** Non-income producing security.
================================================================================
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                      Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                                 June 30, 2000

--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $23,020,615)......................   $31,362,543
  Receivables:
   Dividends ...................................................        20,327
   Interest ....................................................        27,241
   Investment securities sold ..................................       539,382
  Prepaid expense ..............................................        10,198
                                                                   -----------
--------------------------------------------------------------------------------
      TOTAL ASSETS .............................................    31,959,691
                                                                   -----------
--------------------------------------------------------------------------------

LIABILITIES:
  Payable:
   Fund shares repurchased .....................................       254,228
   Investment securities purchased .............................       537,375
   Investment advisory fees ....................................        20,108
   Distribution fees ...........................................        10,724
   Shareholder servicing fees ..................................         6,702
  Accrued expenses .............................................        30,120
                                                                   -----------
--------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................................       859,257
                                                                   -----------
--------------------------------------------------------------------------------

NET ASSETS .....................................................   $31,100,434
                                                                   ===========
SHARES OUTSTANDING .............................................     1,302,690
                                                                   ===========
================================================================================

NET ASSET VALUE PER SHARE ($31,100,434 / 1,302,690 shares) .....        $23.87
                                                                        ======
================================================================================

NET ASSETS CONSISTED OF THE FOLLOWING:
  Paid-in capital ..............................................   $17,027,966
  Undistributed net realized gains .............................     5,730,540
  Unrealized appreciation on investments .......................     8,341,928
                                                                   -----------
                                                                   $31,100,434
                                                                   ===========
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                            Statement of Operations

--------------------------------------------------------------------------------

                        For the Year Ended June 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Income:
   Dividends ...................................................    $  747,763
   Interest ....................................................        80,515
                                                                    ----------
--------------------------------------------------------------------------------
   Total Income ................................................       828,278
                                                                    ----------
--------------------------------------------------------------------------------
  Expenses:
   Investment advisory fee .....................................       324,979
   Distribution fee ............................................       173,322
   Shareholder servicing .......................................       108,326
   Administration fee ..........................................        91,297
   Transfer agent fee ..........................................        48,900
   Insurance ...................................................        19,168
   Federal and state registration fees .........................        12,591
   Audit .......................................................        16,562
   Custodian fee ...............................................        15,055
   Printing ....................................................        27,945
   Directors' fee ..............................................        14,570
   Legal fee ...................................................        39,834
   Miscellaneous ...............................................         3,758
   State taxes .................................................         4,644
                                                                    ----------
--------------------------------------------------------------------------------
   Total Expenses ..............................................       900,951
                                                                    ----------
--------------------------------------------------------------------------------
     Net Investment Deficit ....................................       (72,673)
                                                                    ----------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain from security transactions ................     7,335,605
   Change in unrealized appreciation of investments ............   (13,381,781)
                                                                    ----------
--------------------------------------------------------------------------------
   Net Loss on Investments .....................................    (6,046,176)
                                                                    ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   ($6,118,849)
                                                                    ==========
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
8

--------------------------------------------------------------------------------

                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                              For the year        For the year
                                                                                  ended               ended
                                                                              June 30, 2000       June 30, 1999
                                                                              -------------       -------------
---------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
  Operations:
   Net investment income (deficit) .........................................      ($72,673)        $   167,249
   Net realized gain from security transactions ............................     7,335,605           2,880,655
   Change in unrealized appreciation of investments ........................   (13,381,781)         (8,536,960)
                                                                               -----------         -----------
---------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations ....................    (6,118,849)         (5,489,056)
                                                                               -----------         -----------
---------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
   Net investment income ($0.03 and $0.09 per share respectively) ..........       (54,515)           (212,483)
   Capital gains ($2.40 and $1.67 per share, respectively) .................    (4,485,774)         (4,082,558)
                                                                               -----------         -----------
     Total distributions ...................................................    (4,540,289)         (4,295,041)
                                                                               -----------         -----------
  Capital share transactions:
   Net decrease in net assets derived from capital
     share transactions* ...................................................   (19,439,355)        (10,528,835)
                                                                               -----------         -----------
     Total decrease in net assets ..........................................   (30,098,493)        (20,312,932)
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------------------------
  Beginning of year ........................................................    61,198,927          81,511,859
                                                                               -----------         -----------
  End of year** ............................................................   $31,100,434         $61,198,927
                                                                               ===========         ===========
===============================================================================================================
* Capital share transactions are as follows:
                                                                                  Shares              Value
                                                                               -----------         -----------
   For the year ended June 30, 2000
   Shares purchased ........................................................        33,205         $   811,899
   Shares reinvested .......................................................       159,330           4,295,077
   Shares redeemed .........................................................      (954,809)        (24,546,331)
                                                                               -----------         -----------
     Net decrease ..........................................................      (762,274)       ($19,439,355)
                                                                               ===========         ===========
   For the year ended June 30, 1999
   Shares purchased ........................................................        92,691         $ 2,689,318
   Shares reinvested .......................................................       130,052           4,150,518
   Shares redeemed .........................................................      (607,025)        (17,368,671)
                                                                               -----------         -----------
     Net decrease ..........................................................      (384,282)       ($10,528,835)
                                                                               ===========         ===========

** Undistributed net investment income equals $0 and $54,534, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              Financial Highlights

--------------------------------------------------------------------------------

   The Table below sets forth financial data for a share of capital stock outstanding throughout each year presented.


                                                                                    Years ended June 30,
                                                                 --------------------------------------------------------
                                                                  2000        1999         1998        1997         1996
                                                                 ------      ------       ------      ------       ------
Net asset value, beginning of year ........................      $29.64      $33.28       $31.53      $26.42       $22.92
                                                                 ------      ------       ------      ------       ------
   INCOME FROM INVESTMENT
     OPERATIONS
   Net investment income (deficit) ........................       (0.06)       0.08         0.09        0.15         0.17
   Net gains (losses) on securities (both
     realized and unrealized) .............................       (3.28)      (1.96)        5.41        7.60         5.42
                                                                 ------      ------       ------      ------       ------
     Total from investment
       operations .........................................       (3.34)      (1.88)        5.50        7.75         5.59
                                                                 ------      ------       ------      ------       ------
   LESS DISTRIBUTIONS
   Dividends from net investment
     income ...............................................       (0.03)      (0.09)       (0.13)      (0.15)       (0.21)
   Distributions from capital gains .......................       (2.40)      (1.67)       (3.62)      (2.49)       (1.88)
                                                                 ------      ------       ------      ------       ------
     Total distributions ..................................       (2.43)      (1.76)       (3.75)      (2.64)       (2.09)
                                                                 ------      ------       ------      ------       ------

Net asset value, end of year ..............................      $23.87      $29.64       $33.28      $31.53       $26.42
                                                                 ======      ======       ======      ======       ======

Total Return ..............................................      (12.01)%     (6.03)%      19.40%      32.20%       25.92%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) .....................     $31,100     $61,199      $81,512     $66,609      $50,704
   Ratio of expenses to
     average net assets ...................................        2.08%       1.83%        1.75%       1.83%        1.96%
   Ratio of net investment income
     (deficit) to average net assets ......................       (0.17)%      0.25%        0.30%       0.54%        0.69%
   Portfolio Turnover .....................................       71.23%      25.77%       28.14%      29.48%       38.97%

--------------------------------------------------------------------------------

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                         Notes to Financial Statements
                                 June 30, 2000

--------------------------------------------------------------------------------

A. Buttonwood Capital Appreciation (the "Fund"), a series of The Buttonwood Funds, Inc. (the "Company"), formerly Addison Capital Shares, Inc., was organized as a Maryland corporation on June 4, 1986. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Significant accounting policies relating to the Fund are as follows:

   Security Valuation -- Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last sales price. Securities traded on an exchange or NASDAQ for which there has been no sale on that day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having a maturity of 60 days or less are valued at amortized cost.

   Securities Transactions and Investment Income -- Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

   Dividends and Distributions to Shareholders -- Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis.

   Federal Income Taxes -- No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from all or substantially all Federal income taxes.

B. Addison Capital Management Company (Addison Capital), a wholly-owned subsidiary of Janney Montgomery Scott LLC (Janney), served as the Fund's investment adviser for the period July 1, 1999 through December 31, 1999. For its services as adviser, Addison Capital received a fee, computed daily and paid monthly, at an annual rate of .75% of the Fund's first $100 million in average net assets, .50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million. Total fee received by Addison Capital for the period July 1, 1999 through December 31, 1999 was $192,959.

   Effective January 1, 2000 the Company's Board of Directors approved Independence Capital Management, Inc. to serve as the Fund's Advisor. Independence Capital Management, Inc. is a wholly-owned subsidiary of The Penn Mutual Life Insurance Co. For its services as adviser, Independence Capital Management, Inc. receives a fee, computed daily and paid monthly at an annual rate of .75% of the Fund's first $100 million in average net assets, .50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million. Total fee received by Independence Capital Management, Inc. for the period January 1, 2000 through June 30, 2000 was $132,020.

   PFPC Inc., an indirect subsidiary of PNC Bank Corp., serves as the Fund's administrative and accounting agent. As compensation for these services, PFPC Inc. receives a fee computed daily and paid monthly, at an annual rate of .10% of the Fund's average net assets or $100,000, whichever is greater. PFPC agreed to reduce its minimum annual fee to $65,000 effective April 1, 2000.

   PFPC Trust Company acts as the Fund's custodian. PFPC Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

   Pursuant to an Underwriting Agreement with the Fund, Janney, a wholly-owned subsidiary of Independence Square Properties, Inc., which is in turn wholly-owned by The Penn Mutual Life Insurance Company, serves as the Fund's distributor. As compensation for these services, Janney receives a fee from the Fund, computed daily and paid monthly, at an annual rate of .40% of the Fund's average net assets. Janney did not receive brokerage commissions for the year ended June 30, 2000.

   Under a Services Agreement between the Fund and Janney, Janney will provide office space to the Fund, will

--------------------------------------------------------------------------------

                         Notes to Financial Statements
                           June 30, 2000 (Continued)

--------------------------------------------------------------------------------

supervise performance by PFPC Trust Company and PFPC Inc. of their respective duties, and will respond to shareholders' inquiries for an annual fee equal to
 .25% of the Fund's average daily net assets.

   Certain officers and directors of the Fund are officers and/or directors of Independence Capital Management, Inc. and Janney. The law firm of Morgan, Lewis & Bockius LLP, a member of which is also an officer of the Fund, received $39,834 from the Fund for legal services rendered during the year.

C. Purchases and sales of securities, other than short-term obligations, aggregated $30,304,728 and $53,440,731, respectively, for the year ended June 30, 2000.

D. As of July 3, 1995 Fund shares are sold at their net asset value. As of that date all sales charges are eliminated for all Fund share purchases.

E. Buttonwood Capital Appreciation distributed a total long term capital gain dividend of $4,485,774 or $2.3952 per share, during the fiscal year ending June 30, 2000.

   Because the Fund's fiscal year is not the calendar year, Capital Gain Dividend distributed amounts to be used by calendar year taxpayers on their Federal income tax returns will be reflected on 1099-Div forms, which will be mailed in January 2001.

   On July 3, 2000, Buttonwood Capital Appreciation distributed to its shareholders $4.3990 per share of Long Term Capital Gains.

--------------------------------------------------------------------------------

               Report of Independent Certified Public Accountants

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
The Buttonwood Funds, Inc.

   We have audited the accompanying statement of assets and liabilities of Buttonwood Capital Appreciation, including the schedule of portfolio investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the company's management. Our responsibility is to express an opinion on these financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Buttonwood Capital Appreciation as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principals.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 14, 2000

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Directors & Officers
Rudolph C. Sander
   Chairman of the Board
Richardson T. Merriman                                     [LOGO]
   President & Chief Executive
Margaret M. Healy
   Director
Charles E. Mather, III
   Director
Collin F. McNeil
   Director
Barbara S. Wood
   Treasurer, Chief Accounting Officer
   & Chief Financial Officer
Charles J. Sullivan
   Vice President
Willard N. Woolbert
   Vice President
James W. Jennings
   Secretary

Investment Adviser
INDEPENDENCE CAPITAL MANAGEMENT, INC.
Five Radnor Corporate Center, Suite 450
Radnor, PA. 19087

Distributor                                       Distributed by:
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Administrator
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent
PFPC, INC.                                      Annual Report
103 Bellevue Parkway                           to Shareholders
Wilmington, DE 19809                            June 30, 2000